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                                                                      EXHIBIT 10


                                             ROGERS & WELLS LLP
                                             200 Park Avenue
                                             New York, NY 10166
                                             Telephone (212) 878-8000
                                             Facsimile (212) 878-8375

August 26, 1999

Merrill Lynch Funds For Institutions Series
One Financial Center
Boston, Massachusetts  02111

Ladies and Gentlemen:

We have acted as counsel for Merrill Lynch Funds For Institutions Series (the "Trust"), a Massachusetts business trust created under a written Declaration of Trust dated May 7, 1987, as amended (the "Declaration of Trust"). This opinion is being delivered to you in connection with the filing of a post-effective amendment (the "Post-Effective Amendment") to the Trust's registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, on Form N-1A (File Nos. 33-14190 and 811-5149), as amended (together with the Post-Effective Amendment, the "Registration Statement").

We have examined and are familiar with the Declaration of Trust of the Trust and such other documents as we have deemed relevant to the matters referred to in this opinion. As to matters in the following opinion governed by the laws of the Commonwealth of Massachusetts, we have relied on an opinion of Bingham Dana LLP, special Massachusetts counsel to the Trust.

Based upon the foregoing, in our opinion, the Trust is a trust with transferable shares of beneficial interest and the shares of beneficial interest of the Trust, when issued and sold in accordance with the Declaration of Trust, will be legally issued, fully paid and non-assessable. Shareholders of the Trust may under certain circumstances be held personally liable for the Trust's obligations.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus and statement of additional information constituting parts thereof. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission.

Very truly yours,

/S/ ROGERS & WELLS LLP